                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 2, 1997

                        Volt Information Sciences, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          New York                      1-9232                  13-5658129
----------------------------       ----------------        -------------------
(State or other jurisdiction       (Commission File        (I.R.S. Employer
of incorporation)                  Number)                 Identification No.)


1221 Avenue of the Americas, New York, New York                   10020
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  (212) 704-2400

                                 Not applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

A. On July 2, 1997, the Company entered into a $75,000,000 three year, syndicated, unsecured revolving Credit Agreement with a group of banks for which The Chase Manhattan Bank ("Chase") and Fleet Bank, N.A. are serving as co-agents. Borrowings under the facility are to bear interest at rates based on London Interbank Offered Rate (LIBOR); the rate of interest publicly announced by Chase as its prime rate; the secondary market rate for three-month certificates of deposit or the federal funds effective rate from time to time, plus applicable margins. The Agreement provides for the maintenance of various financial ratios and covenants, including, among other things, requirements that the Company maintain consolidated net worth (as defined) of $110,000,000 plus 50% of the Consolidated Net Income (as defined) for each, completed fiscal year commencing immediately after the fiscal year ended November 1, 1996, and certain limitations on the extent to which the Company and its subsidiaries may incur additional indebtedness, liens and sales of assets. The foregoing is a brief description of the credit facility and is qualified in its entirety by reference to the Credit Agreement which appears in Exhibit 4.1 to this report.

        The new facility, for which Chase Securities, Inc. acted as advisor and arranger, replaces Volt's current $10,000,000 revolving facility and its $45,000,000 accounts receivable securitization facility.



B. The Company announced that it has recently entered into an agreement with Telstra Corporation, its principal partner in the Pacific Access joint venture corporation in Australia, pursuant to which the Company was granted a one-month option, commencing November 1, 1997, to sell its entire 12 1/4% interest in Pacific Access to Telstra for U.S. $23,300,000. The Company's anticipated pre-tax profit, should it exercise the option, would exceed U.S. $13,000,000. The option price is U.S. $2,500,000 more than the Company would be likely to receive if, in accordance with its existing contractual right, Telstra were to acquire the Company's share on or after July 1, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial Statements:

        None

(b)     Pro Forma Financial Information:

        None

(c)     Exhibits:

        4.1 Credit Agreement dated July 2, 1997 among the Company, The Chase Manhattan Bank, individually and as Administrative Agent, Fleet Bank, N.A., individually and as Co-Agent, BankBoston, N.A., Mellon Bank, and Wells Fargo Bank, N.A.

        99.1    Company's Press Release dated July 9, 1997.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VOLT INFORMATION SCIENCES, INC.
                                                 (Registrant)


                                    BY: /s/ Jack Egan
                                        -------------------------------------
                                        Jack Egan
                                        Vice President - Corporate Accounting
July 14, 1997                           (Principal Accounting Officer)

                                EXHIBIT INDEX


      Item No.                   Description
      --------                   -----------

        4.1 Credit Agreement dated July 2, 1997 among the Company, The Chase Manhattan Bank, individually and as Administrative Agent, Fleet Bank, N.A., individually and as Co-Agent, BankBoston, N.A., Mellon Bank, and Wells Fargo Bank, N.A.

        99.1    Company's Press Release dated July 9, 1997.